(Loss) Earnings Per Share	9 Months Ended
Sep. 30, 2017
Earnings Per Share [Abstract]
(Loss) Earnings Per Share
(Loss) Earnings Per Share
The net (loss) income available for common shareholders and (loss) earnings per common share presented in the table below includes the results of operations of the Entities under Common Control which were not purchased solely with cash (note 3):

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
	$	$	$	$
Net (loss) income	(22,380)	(5,240)	(56,144)	58,743

Weighted average number of common shares – basic	179,224,094	170,059,360	178,853,698	169,967,796
Dilutive effect of stock-based awards	—	—	—	266,119
Weighted average number of common shares – diluted	179,224,094	170,059,360	178,853,698	170,233,915

(Loss) earnings per common share:
– Basic	(0.12)	(0.03)	(0.31)	0.35
– Diluted	(0.12)	(0.03)	(0.31)	0.35

Stock-based awards that have an anti-dilutive effect on the calculation of diluted earnings per common share, are excluded from this calculation. For the three and nine months ended September 30, 2017, 0.6 million and 0.3 million restricted stock units (2016 - 58.0 thousand and 19.0 thousand) had an anti-dilutive effect on the calculation of diluted earnings per common share. For the three and nine months ended September 30, 2017, options to acquire 1.7 million and 1.6 million (2016 - 0.8 million and 0.7 million) shares of the Company’s Class A common stock, respectively, had an anti-dilutive effect on the calculation of diluted earnings per common share. In periods where a loss attributable to shareholders has been incurred, all stock-based awards are anti-dilutive.